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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  November 25, 1996
                                                         -----------------


                        PHYSICIAN SALES & SERVICE, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)




            Florida                               0-23832                         59-2280364
         -------------                         -------------                  ------------------
         (State or other                        (Commission                    (IRS Employer
         jurisdiction of                        File Number)                  Identification No.)
         incorporation)
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         7800 Belfort Parkway, Suite 250, Jacksonville, Florida 32256
         ------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                 (904) 281-0011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         Physician Sales & Service, Inc. (the "Company") hereby amends its
Current Report on Form 8-K dated November 25, 1996 (filed December 9, 1996) filed in connection with the acquisition of Diagnostic Imaging, Inc. (the
"Acquired Business") to delete the reference to the inclusion of financial statements and pro forma financial information for the Acquired Business. It has since been determined that as of the time of acquisition, the Acquired
Business did not constitute a "significant subsidiary" as defined in Regulation
S-X and that separate financial statements are not required to be filed with the Company's Report on Form 8-K. The business acquisition was accounted for as a pooling of interests and the financial statements of the Company filed in its Reports on Form 10-Q and 10-K shall reflect the financial information of the Acquired Business.


                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PHYSICIAN SALES & SERVICE, INC.
                                            (Registrant)



                                By:        /s/ David A. Smith
                                    -----------------------------
                                Title:  Executive Vice President and Chief
                                           Financial Officer



Date: February 6, 1997